Exhibit 10.9

Eighth Amended and Restated Rent Supplement

(Stanton/Brady/Celeste Lease)

March 13, 2015

This Eighth Amended and Restated Rent Supplement (this “Eighth Amended Supplement”) between Sharyland Distribution and Transmission Services, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on March 13, 2015, to memorialize supplements to the S/B/C Lease (as defined below), effective as of January 1, 2015. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the S/B/C Lease.

WHEREAS, Lessor and Lessee are Parties to a Second Amended and Restated Lease Agreement (Stanton/Brady/Celeste Assets) dated December 1, 2014 (as amended from time to time in accordance with its terms, the “S/B/C Lease”);

WHEREAS, Lessor and Lessee executed a Seventh Amended and Restated Rent Supplement (Stanton/Brady/Celeste Lease) effective as of January 1, 2015 (the “Seventh Amended Supplement”);

WHEREAS, the Incremental CapEx and Lessee CapEx for 2014 were different than expected and the Parties wish to effect a Rent Validation (as set forth in Section 3.2(c) of the S/B/C Lease) to memorialize the effect of such difference;

WHEREAS, as a result of this Rent Validation, a one-time payment set forth below is owed and will be paid promptly upon execution hereof; and

WHEREAS, the Parties wish to amend and restate the Seventh Amended Supplement pursuant to Section 3.2(c) of the S/B/C Lease.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Seventh Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The S/B/C Lease, except as supplemented by this Eighth Amended Supplement, shall remain in full force and effect.

Incremental CapEx:
	2011	$4,212,000
	2012	$14,873,337
	2013	$43,422,100
	2014	$79,817,565	#
		$59,570,175	##

	(total 2014)	$139,387,740	###
	2015	$83,149,447	*
		$219,040,435	**

	(total 2015)	$302,189,882

#	Represents the validated amount of transmission Incremental CapEx in 2014.
##	Represents the “validated” amount of 2014 distribution Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease, and, as part of this Rent Validation, the amount of 2014 distribution Incremental CapEx has been restated. The amount of 2014 distribution Incremental CapEx included in the Seventh Amended Supplement was $26,926,919.

STANTON BRADY CELESTE LEASE

###	Represents the total validated amount of transmission and distribution Incremental CapEx in 2014.
*	Represents the amount of distribution Incremental CapEx that the Parties expect to be placed in service during 2015, with a weighted average in service date of July 1, 2015. Rent supplements with respect to this distribution Incremental CapEx were agreed to and memorialized as part of the Sixth Amended and Restated Rent Supplement Schedule (S/B/C Lease) dated January 1, 2015 (the “Sixth Amended Supplement”), effective January 1, 2015.
**	Represents the amount of transmission Incremental CapEx that is expected to be placed in service in 2015, with a weighted average in service date of October 1, 2015. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Sixth Amended Supplement effective January 1, 2015.

Lessee CapEx:
	2011	$1,232,807
	2012	$1,969,693
	2013	$2,920,207
	2014	$12,972,164	#
	2015	$7,005,000	*

#	Represents the “validated” amount of 2014 Lessee CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease, and, as part of this Rent Validation, the amount of 2014 Lessee CapEx has been restated. The amount of 2014 Lessee CapEx included in the Seventh Amended Supplement was $4,098,663.
*	Represents the amount of Lessee CapEx that the Parties expect during 2015, with a weighted average in service date of July 1, 2015. Rent supplements with respect to this Lessee CapEx were agreed to and memorialized as part of the Sixth Amended Supplement effective January 1, 2015.

Base Rent:
	2011	$18,111,535
	2012	$18,669,636
	2013	$21,784,564
	2014	$31,794,169	#
	2015	$43,664,386	*

#	Represents the “validated” amount of 2014 Base Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the amount of 2014 Base Rent has been restated. The amount of 2014 Base Rent included in the Seventh Amended Supplement was $29,282,849.
*

Lessee will make a monthly 2015 Base Rent payment of $3,312,437 on the 15th day of each month beginning on March 15, 2015 through May 15, 2015 (with respect to January 2015 through March 2015). Following these payments, Lessee will make a monthly 2015 Base Rent payment of $3,584,836 on June 15, 2015 through December 15, 2015 (with respect to April 2015 through October 2015). Following these payments, Lessee will make a monthly 2015 Base Rent payment of $4,316,614 on each

STANTON/BRADY/CELESTE LEASE

of January 15, 2016 and February 15, 2016 (with respect to November and December 2015). Following these payments, the aggregate amount of 2015 Base Rent paid to Lessor under the S/B/C Lease will equal the asterisked amount above.

Percentage Rent Percentages:
	2011	29.019%
	2012	24.206%
	2013	25.1%
	2014	23.6%#
	2015	22.8%

#	Represents the “validated” percentage applicable to 2014 Percentage Rent, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the 2014 percentage has been restated. The 2014 percentage included in the Seventh Amended Supplement was 24.2%.

Annual Percentage Rent Breakpoints:
	2011	$27,111,535
	2012	$27,669,636
	2013	$30,784,564
	2014	$36,935,549	#
	2015	$46,910,575

#	Represents the “validated” 2014 Annual Percentage Rent Breakpoint, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the 2014 Annual Percentage Rent Breakpoint has been restated. The 2014 Annual Percentage Rent Breakpoint included in the Seventh Amended Supplement was $34,424,230.

Revenues Attributable to Lessee CapEx:
	2013	$1,357,683
	2014	$4,850,029	#
	2015	$7,520,074

#	Represents the “validated” 2014 Revenues Attributable to Lessee CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the 2014 Revenues Attributable to Lessee CapEx have been restated. The 2014 Revenues Attributable to Lessee CapEx included in the Seventh Amended Supplement was $4,428,811.

Original Base CapEx:
		Original Base CapEx	CapEx Placed in Service	Incremental CapEx		Accumulation of Deficit

	2010	$0	$0	$0		$0
	2011	$8,500,000	$12,712,000	$4,212,000		$0
	2012	$8,780,045	$23,653,383	$14,873,338		$0
	2013	$9,054,421	$52,476,521	$43,422,100		$0
	2014	$9,337,372	$148,725,112	$139,387,740	#	$0
	2015	$9,629,165	$311,819,047	$302,189,882		N/A

#	Represents the “validated” amount of Base CapEx placed in service and Incremental CapEx, i.e. a Rent Validation has occurred pursuant to Section 3.2(c) of the S/B/C Lease and, as part of this Rent Validation, the 2014 Revenues Attributable to Base CapEx placed in service and Incremental CapEx have been restated. In the Seventh Amended Supplement, the 2014 Base CapEx placed in service was $9,337,372 and the 2014 Incremental CapEx included was $102,390,888.

STANTON/BRADY/CELESTE LEASE

Validation Payment: As a result of the validation described above, pursuant to Section 3.2(c) of the S/B/C Lease, Lessee will pay Lessor $631,461.00 promptly following execution hereof.

ERCOT Transmission Rate Allocation:	before June 20, 2013: 0%
between June 20 and October 17, 2013: 6.9%
between October 17 and February 25, 2014: 3.4%
between February 25 and May 1, 2014: 8.5%
between May 1 and October 3, 2014: 8.3%
between October 3, 2014 and March 31, 2015: 7.3%
between April 1, 2015 and October 31, 2015: 10.5%
starting November 1, 2015: 17.8%

Term of Rent Supplement: Expires 12/31/15.

STANTON/BRADY/CELESTE LEASE

The Parties have executed this Eighth Amended Supplement to the S/B/C Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Mark Caskey
Name:	Mark Caskey
Title:	President

SHARYLAND DISTRIBUTION & TRANSMISSION SERVICES, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer

STANTON/BRADY/CELESTE LEASE